UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2023

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4225 East Windrose Drive, Suite 200 Phoenix, AZ (Address of principal executive offices)	85032 (Zip Code)

(623) 445-9500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	UTI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
☐ Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Universal Technical Institute, Inc., a Delaware corporation (the “Company”), has appointed Christine Kline to the position of Chief Accounting Officer, effective December 4, 2023, to serve until her successor is appointed or until her earlier resignation or removal. Ms. Kline will serve as the Company’s principal accounting officer.
Ms. Kline, age 45, has served as the Company’s Vice President, Corporate Controller since joining the Company in February 2020. In this role Ms. Kline led the Company’s corporate accounting team in all aspects of the monthly close and financial accounting and the audit and Sarbanes-Oxley (SOX) compliance processes and has worked closely with executive management and department leaders. Prior to joining the Company, Ms. Kline served as the Director of Financial Reporting at Nuverra Environmental Solutions from July 2015 to February 2020 and was named the Principal Accounting Officer from November 2019 through February 2020, and as the Director of Accounting and Reporting at PetSmart, Inc. from October 2007 to July 2015. Ms. Kline started her career with Deloitte & Touche LLP. Ms. Kline is a Certified Public Accountant. Ms. Kline earned a Bachelor of Science degree in Accounting and Finance from the University of Arizona.
There are no family relationships, as defined in Item 401 of Regulation S-K, between Ms. Kline and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Ms. Kline that would require disclosure under Item 404(a) of Regulation S-K. Ms. Kline has not entered into any material plan, contract, agreement, or amendment in connection with her appointment as the Company’s principal accounting officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

Dated:	December 4, 2023	By:	/s/ Christopher Kevane
		Name:	Christopher Kevane
		Title:	Senior Vice President and Chief Legal Officer